UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event

reported): March 26, 2012 (March 20, 2012)

Build-A-Bear Workshop, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-32320 ------------------- (Commission File Number)	43-1883836 --------------------------- (IRS Employer Identification No.)

1954 Innerbelt Business Center Drive St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63114 ------------------ (Zip Code)

(314) 423-8000

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On March 20, 2012, the Compensation and Development Committee (the “Committee”) of the Board of Directors of Build-A-Bear Workshop, Inc. (the “Company”) adjusted the compensation of its executive officers, including its named executive officers, other than the Chief Executive Bear.  At the recommendation of the Committee, the Board of Directors ratified and approved the Chief Executive Bear's compensation.  These compensation adjustments included base salary adjustments for each named executive officer other than the Chief Executive Bear, determination of the 2012 annual bonus plan, and 2012 long-term incentive compensation grants, each of which is described below.

2012 Base Salary Adjustments

The adjusted annual base salaries for the Company's named executive officers whose base salaries were adjusted effective March 25, 2012 are:

Name/Position	Adjusted Annual Base Salary
Tina Klocke, Chief Operations and Financial Bear, Treasurer and Secretary	$357,000
Eric Fencl, Chief Bearrister, General Counsel and International Franchising	$300,000
David Finnegan, Chief Information Bear	$297,000
Teresa Kroll, Chief Marketing and Entertainment Bear	$270,000

2012 Bonus Performance Objectives

Also on March 20, 2012, the Committee established the 2012 performance objectives for the range of cash bonuses that may be paid under the Build-A-Bear Workshop, Inc. Second Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to the Company's executive officers, including its named executive officers. The Base Bonus Calculation for each of the executives for 2012 is determined by multiplying the Base Bonus Payout (set forth below) by the executive's eligible base salary (which excludes items such as relocation allowances, bonuses, stock options exercised and vested restricted stock):

Name/Position	Base Bonus Payout
Maxine Clark, Chief Executive Bear	125%
Tina Klocke, Chief Operations and Financial Bear, Treasurer and Secretary	70%
Eric Fencl, Chief Bearrister, General Counsel and International Franchising	40%
David Finnegan, Chief Information Bear	40%
Teresa Kroll, Chief Marketing and Entertainment Bear	40%

The cash bonus, if any, to be paid to each respective executive officer will be calculated by multiplying the Base Bonus Calculation described above by the sum of (i) 25% of the applicable Percentage of Base Bonus Calculation set forth in in column (3) below for fiscal 2012 consolidated revenue, plus (ii) 75% of the applicable Percentage of Base Bonus Calculation set forth in in column (3) below for fiscal 2012 consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”).

Consolidated Revenue—25% Percent Weighting

(1) Achievement Level	(2) Consolidated Revenue	(3) Percentage of Base Bonus Calculation
Threshold	$398,302,000	25%
Target	$410,332,000	100%
Maximum	$426,766,000	200%

Consolidated EBITDA—75% Percent Weighting

(1) Achievement Level	(2) Consolidated EBITDA	(3) Percentage of Base Bonus Calculation
Threshold	$23,282,000	25%
Target	$28,001,000	100%
Maximum	$34,524,000	200%

The performance objectives and the Build-A-Bear Workshop, Inc. 2012 Bonus Plan (the “2012 Bonus Plan”) provide for mandatory bonus payouts only if the Company's 2012 consolidated revenue or consolidated EBITDA (after providing for any bonus expense) exceeds the threshold amount. Under the 2012 Bonus Plan, consolidated revenue and consolidated EBITDA results that fall between any of the achievement levels set forth in the tables above will be interpolated between the applicable achievement levels in accordance with the methodology set forth in the 2012 Bonus Plan, in the sole discretion of the Committee. This discretion includes the ability to reduce the otherwise applicable Percentage of Base Bonus Calculation for each achievement level, but the Committee may not use its discretion to increase the amount of compensation payable above the maximum percentage of Base Bonus Calculation for each achievement level. Notwithstanding the foregoing, no cash bonuses shall be paid if consolidated comparable store sales for 2012 fiscal year are less than 2.0%.

 2012 Long-Term Incentive Plan Awards

Also on March 20, 2012, the Committee granted the executive officers, including the named executive officers, time-based restricted stock awards and performance-based restricted stock awards under the Plan. Utilizing market data compiled by the Committee's compensation consultant, the Committee determined the market value of the long-term incentive award for each executive officer. The resulting awards were then made 50% in time-based restricted stock and 50% in performance-based restricted stock, as follows:

Name	Number of Shares of Time-Based Restricted Stock	Target Number of Shares of Performance-Based Restricted Stock
Maxine Clark, Chief Executive Bear	58,220	58,220
Tina Klocke, Chief Operations and Financial Bear, Treasurer and Secretary	20,164	20,164
Eric Fencl, Chief Bearrister, General Counsel and International Franchising	13,582	13,582
David Finnegan, Chief Information Bear	11,592	11,592
Teresa Kroll, Chief Marketing and Entertainment Bear	11,592	11,592

The number of shares of time-based restricted stock awarded to each officer was derived by dividing 50% of the officer's target value by the product of (i) the closing sales price of the Company's common stock on the New York Stock Exchange on March 20, 2012 multiplied by (ii) 0.91, the valuation factor calculated by the Committee's compensation consultant.

The target number of shares of performance-based restricted stock awarded to each officer was derived by dividing 50% of the officer's target value by the product of (i) the closing sales price of the Company's common stock on the New York Stock Exchange on March 20, 2012 multiplied by (ii) 0.91, the valuation factor calculated by the Committee's compensation consultant. The number of performance-based restricted stock shares, if any, that will be earned by each respective named executive officer will be calculated by multiplying the target number of shares awarded to such named executive officer set forth above by the applicable Percentage of Target Value of Performance-Based Restricted Stock Earned Calculation set forth in in column (3) below for fiscal 2012 earnings per share.

Fiscal 2012 Performance-Based Restricted Stock Payout-Earnings Per Share

(1) Achievement Level	(2) Earnings Per Share	(3) Percentage of Target Value of Performance-Based Restricted Stock Earned Calculation
Below Threshold	Less than $0.06 per share	0%
Threshold	$0.06 per share	50%
Target	$0.32 per share	100%
Maximum	$0.69 per share	200%

Upon receipt of his or her 2012 long-term incentive award, each named executive officer entered into a Build-A-Bear Workshop, Inc. Restricted Stock & Non-Qualified Stock Option Agreement (the “Agreement”) with the Company. Each Agreement provides that the time-based restricted stock and any performance-based restricted stock that is earned vest at the rate of 25% per year over four years from the date of grant, beginning on the first anniversary of the date of grant; vesting is accelerated upon a change of control or, in certain circumstances, upon the holder's death or termination of employment with the Company due to disability. Holders of time-based restricted stock and performance-based restricted that has been earned are entitled to voting and dividend rights.

The foregoing summary of the Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.2 to the Company's Current Report on Form 8-K filed on March 28, 2011 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILD-A-BEAR WORKSHOP, INC.

Date: March 26, 2012	By:	/s/ Tina Klocke
Name: Tina Klocke Title: Chief Operations and Financial Bear, Secretary and Treasurer (Principal Financial Officer)